Filed Pursuant to Rule 497
File no. 333-235356

Maximum Offering of 71,620,877 Shares
______________

Supplement No. 1 dated March 5, 2020
to the
Prospectus dated February 6, 2020
________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Common Stock Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Common Stock Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Common Stock Prospectus before you decide to invest.

Change in Public Offering Price

In connection with our monthly net asset value determination, we are announcing a change in the public offering prices of our common stock as follows: $13.61 per share designated as "Class R," $12.79 per share designated as "Class RIA," and $12.69 per share designated as "Class I" from $13.87 per share designated as "Class R," $13.03 per share designated as "Class RIA," and $12.93 per share designated as "Class I." Although we use “Class” designations to indicate our differing sales load structures, the Company does not operate as a multi-class fund. The change in the public offering price is effective as of our March 6, 2020 weekly closing and first applied to subscriptions received from February 28, 2020 through March 5, 2020.

Cover Page

The second sentence of the fourth paragraph on the cover page of the Common Stock Prospectus is hereby deleted and replaced with the following:

In connection with the monthly determination of our NAV, our Board of Directors will establish a new net offering price that is greater than our net asset value per share plus selling commissions and dealer manager fees to ensure that shares are not sold below NAV.

Determinations in Connection With Offerings

Further, the fourth sentence of the first paragraph under the subheading “Determinations in Connection With Offerings” in the section of the Common Stock Prospectus titled “Determination of Net Asset Value” is hereby deleted and replaced with the following:

In connection with the monthly determination of our NAV, our Board of Directors will establish a new net offering price that is greater than our net asset value per share plus selling commissions and dealer manager fees to ensure that shares are not sold below NAV.

CAPITALIZATION

On February 21, 2020, the Fund filed a final prospectus on Form 497 relating to the offering of $30,000,000 of the Fund’s 6.625% Series F Term Preferred Stock Due 2027, Par Value $0.01 Per Share (the “Series F Prospectus”), which contained updated information regarding the capitalization of the Fund. Accordingly, the information contained under the header “Capitalization” in the Common Stock Prospectus is hereby deleted and replaced with the following two paragraphs and table from the Series F Prospectus:

The following table sets forth our capitalization (i) as of September 30, 2019, (ii) as of September 30, 2019, as adjusted to give effect to (a) the sale of $27.5 million of shares of Series E Term Preferred Stock on October 7, 2019 and October 22, 2019, (b) an assumed drawn balance of $10,000,000 on our Facility, (c) $15,000,000 of the 2035 Notes outstanding, (d) the sale of $27.5 million of shares of Series E Term Preferred Stock on October 7, 2019 and October 22, 2019, (e) an assumed drawn balance of $10,000,000 on our Facility, (f) $15,000,000 of the 2035 Notes outstanding and (g) the sale of $32.5 million of our Series F Term Preferred Stock.

This table should be read in conjunction with “Use of Proceeds” and our financial statements and notes thereto included in this prospectus. The adjusted information is illustrative only.

	Actual	As Adjusted for the issuance of the Series E Term Preferred Stock, the Facility, the 2035 Notes and the issuance of the Series F Term Preferred Stock (unaudited)
Long-term debt, including current maturities:
Term Preferred Stock, par value $0.01 per share; 9,360,000(1) shares authorized, 1,500,183 shares of Series A Term Preferred Stock issued and outstanding	$36,172,193	$36,172,193
Term Preferred Stock, par value $0.01 per share; 9,035,000(1) shares authorized, 1,000,000 shares of Series B Term Preferred Stock issued and outstanding	$24,085,209	$24,085,209
Term Preferred Stock, par value $0.01 per share; 9,610,000(1) shares authorized, 1,610,000 shares of Series C Term Preferred Stock issued and outstanding	$38,889,524	$38,889,524
Term Preferred Stock, par value $0.01 per share; 8,000,000(1) shares authorized, 1,097,007 shares of Series D Term Preferred Stock issued and outstanding	$26,261,051	$26,261,051
Term Preferred Stock, par value $0.01 per share; 1,150,000 shares authorized, 1,100,000(2) shares of Series E Term Preferred Stock issued and outstanding, as adjusted	$—	$26,640,625
Facility(3)	$—	$10,000,000
2035 Notes(4)	$—	$15,000,000
Term Preferred Stock, par value $0.01 per share; 1,380,000 shares authorized, 1,300,000(5) shares of Series F Term Preferred Stock issued and outstanding, as adjusted	$—	32,500,000(6)
Total long-term debt	$125,407,977	$209,548,602
Stockholder’s equity:
Common stock, $0.01 par value per share; 160,000,000 shares authorized; 31,643,370 shares issued and outstanding	$316,434	$316,434
Paid‑in capital in excess of par	$412,351,083	$412,351,083
Total Distributable Earnings	$(10,045,125)	$(10,045,125)
Total stockholders’ equity	$402,622,392	$402,622,392
Total capitalization	$528,030,369	$612,170,994

(1) The number of authorized shares of each series of Term Preferred Stock is adjusted to give effect to the Company’s Articles Supplementary increasing the number of authorized shares of each series of Term Preferred Stock and filed with the State Department of Assessments and Taxation of the State of Maryland on April 17, 2019.
(2) The number of issued and outstanding shares of Series E Term Preferred Stock is as adjusted to give effect to the sale of 1,100,000 shares of Series E Term Preferred Stock on October 7, 2019 and October 22, 2019.
(3) On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments.
(4) On January 27, 2020, we issued $15 million in aggregate principal amount of 2035 Notes in a private placement to an institutional investor.
(5) The number of issued and outstanding shares of Series F Term Preferred Stock is as adjusted to give effect to the sale of 1,200,000 shares of Series F Term Preferred Stock and the 100,000 share partial exercise of the underwriters’ option to purchase 180,000 shares to cover overallotments.
(6) This amount does not include a deduction for underwriting discounts and commissions and estimated offering expenses.
FEES AND EXPENSES

The offering of the Fund’s Series F Term Preferred Stock as described in the Series F Prospectus impacts the costs and expenses that an investor in Class R common shares sold in the offering conducted pursuant to the Common Stock Prospectus will bear, directly or indirectly. Accordingly, the information set forth under the heading “Fees and Expenses” in the Common Stock Prospectus is hereby deleted and replaced with the following:

The following table is intended to assist you in understanding the costs and expenses that an investor in Class R shares sold in this offering will bear directly or indirectly. You will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Priority Income Fund, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales load to Dealer Manager(2)	6.75%
Offering expenses(3)	1.96%
Distribution reinvestment plan fees(4)	—%
Total stockholder transaction expenses	8.71%
Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management fee(5)	2.73%
Incentive fees payable under our Investment Advisory Agreement (up to 20% on net investment income, subject to a hurdle rate of 6% annualized)(6)	3.13%
Interest payments on borrowed funds(7)	3.43%
Other expenses(8)	1.64%
Acquired fund fees and expenses(9)	4.78%
Expense Support Repayment(10)	0.12%
Total annual expenses	15.84%
Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 6.75%, comprised of a selling commission of 6.0% and a Dealer Manager fee of 0.75%, with respect to shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)(6)	$199	$397	$565	$885
You would pay the following expenses on a $1,000 investment, assuming the fixed preferred return is achieved:(1)(6)	$225	$460	$652	$988
_____________________________________________

(1)
Amount assumes that we sell $50.9 million worth of our shares during the 12 months following the effectiveness of this Registration Statement, which represents the average monthly rate of capital raising during the 3 months from April 1, 2019 to June 30, 2019 over 12 months. As of June 30, 2019, we had net assets of approximately $399.7 million. Assuming we raise an additional $50.9 million over the 12 months following the effectiveness of this Registration Statement, we would receive net offering proceeds from such sales of $47.5 million, resulting in estimated net assets of $447.2 million and average net assets of $425.4 million, based on our net assets of $399.7 million as of June 30, 2019. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $50.9 million of our shares during the twelve months following the effectiveness of this Registration Statement.

(2)	“Sales load” includes selling commissions of 6.0% and dealer manager fees of 0.75% payable upon a purchase of Class R shares.
(3)
Amount reflects an estimate of the maximum amount of offering expenses we may incur of 1.96% of gross offering proceeds based on estimated amounts over the next twelve months. This amount includes certain costs and expenses for which we may reimburse our Dealer Manager.

(4)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”
(5)
Our base management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the value of our average total assets, and based on the average value of our total assets as of the end of the two most recently completed calendar quarters). Our base management fee has been calculated on the basis of our average total assets over the following twelve months and includes routine non-compensation overhead expenses of our Adviser under the Investment Advisory Agreement (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year). Routine non-compensation overhead expenses consist primarily of expenses related to office space, furnishings, supplies, equipment, communications equipment and services, and insurance. The percentage reflected in the table is higher than 2.0% because it is calculated on our average net assets (rather than our average total assets). See “Investment Advisory Agreement-Overview of Our Adviser-Advisory Fees.”

(6)
Based on the subordinated incentive fee expected to be paid for the year ended June 30, 2020. However, the subordinated incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain performance targets. For example, the subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a fixed preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. See “Investment Advisory Agreement-Overview of Our Adviser-Advisory Fees” for a full explanation of how this incentive fee is calculated.

(7)
“Interest payments on borrowed funds” represents our annualized effective interest expense and includes dividends payable on shares of our Series A Term Preferred Stock, which accrue dividends at a fixed annual rate of 6.375% per annum, dividends payable on shares of our Series B Term Preferred Stock, which accrue dividends at a fixed annual rate of 6.25% per annum, dividends payable on shares of our Series C Term Preferred Stock, which accrue dividends at a fixed annual rate of 6.625% per annum, dividends payable on shares of our Series D Term Preferred Stock, which accrue dividends at a fixed annual rate of 7.00% per annum, dividends payable on shares of our Series E Term Preferred Stock, which accrue dividends at a fixed annual rate of 6.375% per annum, and dividends payable on shares of our Series F Term Preferred Stock, which accrue dividends at a fixed annual rate of 6.625%. It also includes estimated payments under the Facility. We anticipate having an average drawn balance on the Facility of $10 million that will incur interest at LIBOR plus 3%. Also included is a 1% undrawn fee based on $15 million of the unused commitment on the Facility. Also included is $15 million of 2035 Notes that accrue interest at a rate of 6.50% per annum. The percentage disclosed assumes 1,500,183 shares of Series A Preferred Stock outstanding, 1,000,000 shares of Series B Preferred Stock outstanding, 1,610,000 shares of Series C Preferred Stock outstanding, 1,097,007 shares of Series D Preferred Stock outstanding, 1,100,000 shares of Series E Preferred Stock outstanding, and 1,300,000 shares of Series F Preferred Stock outstanding. We may issue additional shares and/or series of preferred stock or debt securities in the 12 months following the date of this prospectus. In the event we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.

(8)
Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of our Administrator and fees payable to our independent directors. The amount presented in the table is based on estimated amounts that may be incurred during the year ended June 30, 2020 and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity. The estimate of our administrative costs is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement, as well as reimbursement of routine non-compensation overhead expenses of our Adviser under the Investment Advisory Agreement. “Other expenses” does not include non-recurring expenses. See “Administration Agreement” and “Investment Advisory Agreement.”

(9)
Amount reflects the estimated annual asset management fees incurred indirectly by us in connection with our investment in CLOs during the next 12 months which is based on actual fees as of June 30, 2019, including asset management fees payable to the collateral managers of CLO equity tranches and incentive fees due to the collateral managers of CLO equity tranches. The 4.78% of acquired fund fees is based on the 4.10% for the entire portfolio CLO equity tranches without leverage. The 4.10% is composed of 4.10% of collateral manager fees and 0.00% of incentive fees. The 4.10% of collateral manager fees are determined by multiplying 0.445% (collateral managers fees historically paid) by 9.2 (the leverage in such CLOs). However, such amounts are uncertain and difficult to predict. Future fees and expenses may be substantially higher or lower because certain fees and expenses are based on the performance of the CLOs, which may fluctuate over time. As a result of such investments, our stockholders may be required to pay two levels of fees in connection with their investment in our shares, including fees payable under our Investment Advisory Agreement, and fees charged to us on such investments.

(10)
We have a conditional obligation to repay our Adviser for any amounts previously funded by our Adviser under an expense support and conditional reimbursement agreement. The percentage disclosed assumes the maximum amount of expense support reimbursements that could be paid by us during the next 12 months. As of September 30, 2019, the current unreimbursed expense support is $531,630. If we were required to make the potential maximum repayment, such payment as a percentage of average net assets attributable to common shares would be 0.12%. On May 24, 2018, our Board of Directors voted in favor of terminating the expense support agreement. As a result, we will no longer receive expense support payments, but will continue to be obligated to reimburse any payments made by our Adviser to us within the last three years that have not yet been reimbursed, subject to the expiration of each repayment obligation. The last of the fund’s repayment obligations expires on March 31, 2021. See “Conditional Obligation to Reimburse the Adviser Pursuant to Terminated Expense Support Agreement” on page 65.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

The form of subscription agreement included in the Common Stock Prospectus as Appendix A is hereby deleted and replaced with the following:

Priority Income Fund

APPLICATION
IF YOU NEED ASSISTANCE IN COMPLETING THIS APPLICATION,
PLEASE CALL INVESTOR SERVICES AT 855.422.3223

(1) INVESTMENT

Make all checks* payable to:
"Priority Income Fund, Inc."
*Cash, cashier's checks/official bank checks under $10,000, foreign checks,money orders, third party checks, or traveler's checks are not accepted

INVESTMENT AMOUNT: $ ____________

The minimum investment is $1,000—All additional investments must be for at least $500.00

☐ Additional Investment to my Priority Account # ____________

☐ **Share Class** Please select one of the following

☐ Class R Shares Purchased through a Broker Dealer

☐ Class RIA Shares Purchased through an RIA

☐ Class I Shares Purchased through an Institutional Agreement

☐ **Waiver of Commission.** Please check this box if you are eligible for a waiver of commission. Waivers of commissions are available to: purchases through an affiliated investment advisor, participating Broker-Dealer or its retirement plan, or for a representative of a participating Broker-Dealer or his or her retirement plan or family members(s).

(2) NON - CUSTODIAL OWNERSHIP

☐ **Individual**

☐ **Trust**
Include title and signature pages

☐ **Joint Tenant**

____
Type of Joint Tenancy
Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated

☐ **Corporation** (specify below)

☐ **S-Corp**

☐ **C-Corp**

☐ **Pension or Profit Sharing Plan**
Include Plan Documents

☐ **Partnership**

☐ **LLC**

☐ **Uniform Gift/Transfer to Minors (UGMA/UTMA)** ____________

Under the UGMA/UTMA of the State of ____________

☐ Other: ____________
Specify

(3) CUSTODIAL OWNERSHIP

Send all paperwork directly to the custodian

☐ IRA: ____________
Type of IRA
(Traditional, Roth, or SEP)

☐ Pension or Profit-Sharing Plan

☐ Other: ____________
Specify

Custodian Name: ____________

Custodian Tax ID: ____________

Street/P.O. Box: ____________

City, State, Zip: ____________

Custodial Account #: ____________

Custodian Telephone #: ____________

Effective 2/2020

(4) INVESTOR INFORMATION REQUIRED

Please print name(s) in which shares are to be registered.

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien**

Country or Origin: ______ Country or Origin: ______

Owner/Trustee/Entity Name: ______

Tax ID/SS# ______ Date of Birth: ______

Jt. Owner/Trustee Name: ______

Tax ID/SS# ______ Date of Birth: ______

Street Address (required): ______

City: ______ State: ______ Zip code: ______

If Non-U.S., Specify Country: ______ Daytime Phone: ______

Mailing Address (optional): ______

City: ______ State: ______ Zip code: ______

If Non-U.S., Specify Country: ______ Daytime Phone: ______

E-mail Address: ______

(5) DISTRIBUTIONS

Complete this section to enroll in the Distribution Reinvestment Plan or to elect to receive distributions by check mailed to you, by check mailed to a third-party or alternate address, or by direct deposit.

Custodial accounts may not direct distributions to a party other than the Custodian address of record.

I hereby subscribe for shares of Priority Income Fund, Inc. and elect the distribution option indicated below:

☐ **Participate in the Distribution Reinvestment Plan** (see Prospectus for details)

☐ **Check** mailed to the address of record

☐ **Check** mailed to third party/alternate address. To direct distributions to a party other than the registered owner, please provide applicable information below.

Third Party/Alternate Address

Institution/Payee Name: ______

Account #: ______ ABA # (ACH only) ______

Name on Account: ______

Street/P.O. Box: ______

City: ______ State: ______ Zip Code: ______

Direct Deposit – please attach a pre-printed voided check. I authorize Priority Income Fund, Inc. or its agent to deposit my distribution to my checking or savings account. This authority will remain in force until I notify Priority Income Fund, Inc. in writing to cancel it. In the event that Priority Income Fund, Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Effective 2/2020

(6) ACCOUNT OPTIONS

You may select more than one option.

☐ **Automatic Purchase Plan – please attach a pre-printed voided check.** This option is not available for Custodial accounts. Electronic Funds Transfer from your bank account directly to your Priority Income Fund investment account ($500 minimum). I authorize Priority Income Fund or its agent to draft from my checking or savings account. This authority will remain in force untill notify Priority Income Fund in writing to cancel it. In the even that Priority Income Fund drafts funds erroneously from my account, they are authorized to credit my account for an amount not to exceed the amount of the erroneous draft.

I authorize Priority Income Fund, Inc. or its agent to draft from my checking or savings account in the amount of $ __________ (last day of the month).

Frequency: ☐ Monthly ☐ Quarterly ☐ Beginning on Date:

Account Type: ☐ Checking ☐ Savings ☐ Brokerage

Financial Institution Name: __________

Account #: __________ ABA # (ACH only) __________

Name on Account: __________

Street Name/P.O. Box: __________

City: __________ State: __________ Zip Code: __________

☐ **Electronic Delivery of Reports and Updates.** I authorize Priority Income Fund, Inc. to make available on its website at www.priorityincomefund.com its shareholder reports, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any property or marketing updates, and to notify me via e-mail when such reports or updates are available in lieu of receiving paper documents. (You must provide an e-mail address if you choose this option.)

E-mail Address: __________

Complete this section if you qualify for a reduced sales charge with your purchase of Class R Shares. See prospectus for additional details.

Letter of Intent: You can reduce the sales charge you pay on your Class R shares by investing a certain amount over a 13-month period. Please indicate the amount you plan to invest in the next 13 months.

☐ $1,000,000 ☐ $2,500,000 ☐ $5,000,000 or more

Rights of Accumulation: If you already own Class R shares of the Fund, you may already be eligible for a reduced sales charge on your purchase. Please provide the account number(s) below to qualify (if eligible)

Effective 2/2020

(7) SUBSCRIBER SIGNATURES

Substitute IRS Form W-9 Certification:
I (We) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security number/taxpayer identification number field in section 5 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including a non-resident alien), and (4) the entity is exempt from FATCA reporting (if applicable).
NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

I understand that I will not be admitted as a stockholder until my investment has been accepted. Depositing of my check alone does not constitute acceptance. The acceptance process includes, but is not limited to, reviewing the Application for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA PATRIOT Act and depositing funds.

Priority Income Fund, Inc. is required by law to obtain, verify and record certain personal information from your or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also look to see other identifying documents. If you do not provide the information, Priority Income Fund, Inc. may not be able to open your account. By signing the Application, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.
Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf. In order to induce Priority Income Fund, Inc. to accept this application, I hereby represent and warrant to you as follows:

ALL ITEMS MUST BE READ AND INITIALED	Owner	Joint Owner
(1) I have received the final Priority Income Fund, Inc. Prospectus.		
(2) I acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.		
(3) I (we) represent that I am (we are) purchasing the shares for my (our) own account, or, if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) trustee(s) or authorized agent(s), then I (we) represent that I (we) have due authority to execute the Application and do hereby legally bind the trust or other entity of which I am (we are) trustee(s) or authorized agent(s).		

We will deliver a confirmation of sale to you after your purchase is completed.

If you participate in the Distribution Reinvestment Plan or make subsequent purchases of shares of Priority Income Fund, Inc., including purchases made pursuant to our Automatic Purchase Plan, you agree that, if you fail to meet the suitability requirements for making an investment in shares or can no longer make the representations or warranties set forth in this Section 8, you are required to promptly notify Priority Income Fund, Inc. and your Broker-Dealer in writing.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF IRA OR QUALIFIED PLAN IS ADMINISTERED BY A THIRD PARTY.
All items on the Application must be completed in order for your application to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in Priority Income Fund, Inc.

Owner/Trustee Signature Date

Printed Name

Jt. Owner/Trustee/Custodian Signature Date

Printed Name

Effective 2/2020

(8)
BROKER DEALER/ FINANCIAL ADVISOR OR REGISTERED INVESTMENT ADVISER (RIA) INFORMATION
(All fields must be completed)

TO BE COMPLETED BY REGISTERED REPRESENTATIVE OR RIA

The Registered Representative or RIA must sign below to complete the Application.

Broker-Dealer or RIA Firm Name (Required): ______

Street Address (required): ______

City: ______ State: ______ Zip code: ______

Business Phone (Required): ______ Fax: ______

Name of Registered Representative or Advisor (Required): ______

Representative Number: ______

Registered Representative or Advisor Mailing Address: ______

City: ______ State: ______ Zip code: ______

Business Phone (Required): ______ Fax: ______

E-mail Address: ______

☐ CHECK FOR REDUCED PURCHASE PRICE PER SHARE AND WAIVER OF COMISSION (Broker-Dealer Signature Approval Required)

☐ **REGISTERED INVESTMENT ADVISOR (RIA) - NO SELLING COMMISSIONS ARE PAID ON THESE ACCOUNTS. Check only if** investment is made through the RIA. All sales of securities must be made through a Broker-Dealer and not through the RIA which can only provide advice. If an RIA has introduced a sale, the sale must be conducted through (1) the RIA in his or her capacity as a Registered Representative of a Broker-Dealer, if applicable; (2) a Registered Representative of a Broker-Dealer which is affiliated with the RIA, if applicable; (3) if neither (1) or (2) is applicable, an unaffiliated Broker-Dealer.

The Registered Representative or RIA confirms by his/her signature that he/she (i) is registered and/or properly licensed in the state in which the sales of the Shares to the investor executing this application has been made; (ii) has reasonable grounds to believe that the information and representations concerning the investor(s) identified herein are true, correct, and complete in all respects; (iii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the investor(s) is properly authorized and identified; (iv) has discussed such investors' prospective purchase of shares with such investor(s); (v) has advised such investor(s) of all pertinent facts with regard to the liquidity and marketability of the shares; (vi) has delivered the Prospectus and related amendments and supplements, if any, to such investor(s); and (vii) has reasonable grounds to believe that the purchase of shares is a suitable investment for such investor(s), that such investor(s) meets the Suitability Standards applicable to such investor(s) set forth in the Prospectus (as amended or supplemented as of the date hereof), and that such investor(s) is in a financial position to enable such investor(s) to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The above-identified entity agrees to maintain records of the information used to determine that an investment in shares is suitable and appropriate for the investor(s) for six years. The above-identified entity, acting in its capacity as agent, financial advisor or investor representative, has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and USA PATRIOT Act (Anti-Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

______ ______ ______

Signature(s) of Registered Representative(s) or Advisor(s) (Required) — Date

______ ______ ______

Signature of Broker-Dealer or RIA (if required by Broker-Dealer) — Date

Effective 2/2020

(9) MAILING INSTRUCTIONS

You should make your check payable to **Priority Income Fund, Inc.,** and, along with the completed Subscription Application, such check will be mailed or delivered by the selected Broker-Dealer or Registered Investment Advisor to:

Via Mail:
Priority Income Fund, Inc.
c/o Preferred Capital Securities LLC
P.O. Box 219768
Kansas City, MO 64121-9768
866-655-3650

Via Express/Overnight Delivery:
Priority Income Fund, Inc.
c/o Preferred Capital Securities LLC
430 West 7th Street
Kansas City, MO 64105-1407
866-655-3650

ACH/Wire Instructions: **Bank**: UMB Bank, N.A., for Priority Income Fund, Inc.
ABA #:101000695, **Account #**: 9871691551

Effective 2/2020